EXECUTION VERSION USActive 61068914.6 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of March 31, 2025, among NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”), NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), the equityholder (in such capacity, the “Equityholder”) and the seller (in such capacity, the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”), as a lender (in such capacity, the “WF Lender”) and as swingline lender (in such capacity, the “Swingline Lender”), WESTERN ALLIANCE TRUST COMPANY, N.A., as the collateral custodian (the “Collateral Custodian”) and each of the lenders party hereto (each a “Lender” and, together with the WF Lender, the “Lenders”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Seller, the Administrative Agent, the Swingline Lender, the Lenders, the Collateral Custodian and the other lenders party from time to time thereto are parties to the Loan and Security Agreement, dated as of May 23, 2024 (as may be amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Collateral Custodian and the Lenders desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. ARTICLE II Amendments SECTION 2.1. As of the date of this Amendment, the LSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. USActive 61068914.6 2 ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; (b) the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; and (c) the Administrative Agent’s receipt of a good standing certificate for the Borrower by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. USActive 61068914.6 3 SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower By: ____________________________________ Name: Title: Authorized Signatory Laura Holson Docusign Envelope ID: B2E3A5F3-B0F9-4CA9-87FE-8EA95582EE5F

[Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as Collateral Manager By: ____________________________________ Name: Title: Authorized Signatory Laura Holson Docusign Envelope ID: B2E3A5F3-B0F9-4CA9-87FE-8EA95582EE5F [Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller By: ____________________________________ Name: Title: Authorized Signatory Laura Holson Docusign Envelope ID: B2E3A5F3-B0F9-4CA9-87FE-8EA95582EE5F [Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: R. Beale Pope Managing Director [Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and the Swingline Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director

[Signature Page to Amendment No. to Loan and Security Agreement (Guardian IV)] AUGUSTAR LIFE INSURANCE COMPANY, as a Lender By:____________________________________ Name: Title: [Signature Page to Amendment No. 2 to Loan and Security Agreement (Guardian IV)] WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian By:____________________________________ Name: Title: Michael J. Baker Vice President APPENDIX A EXECUTION VERSION Conformed through FirstSecond Amendment, dated as of October 7March 31, 2024 Up To U.S. $500,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Collateral Manager NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, (Swingline Lender) WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian Dated as of May 23, 2024 USActive 60440347.1460440347.19

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 5356 Section 1.3. Computation of Time Periods. 5356 Section 1.4. Interpretation. 5456 ARTICLE II. THE FACILITY 5658 Section 2.1. Advances. 5658 Section 2.2. Procedures for Advances by the Lenders. 5760 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 5962 Section 2.4. Determination of Interest and Non-Usage Fee. 6063 Section 2.5. [Reserved]Exchange Rates; Currency Equivalents; Daily Simple RFR Advances. 6164 Section 2.6. Principal Repayments. 6164 Section 2.7. Settlement Procedures. 6164 Section 2.8. Alternate Settlement Procedures. 6467 Section 2.9. Collections and Allocations. 6569 Section 2.10. Payments, Computations, Etc. 6771 Section 2.11. Fees. 6871 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 6872 Section 2.13. Taxes. 7074 Section 2.14. Discretionary Sales. 7478 Section 2.15. Assignment of the Sale Agreement. 7679 Section 2.16. Effect of Benchmark Transition Event. 7679 Section 2.17. Refunding of Swingline Advances. 7781 Section 2.18. Mitigation Obligations; Replacement of Lenders. 7882 Section 2.19. Defaulting Lenders. 7983 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 8185 Section 3.1. Conditions to Closing and Initial Advance. 8185 Section 3.2. Conditions Precedent to All Advances and Reinvestments. 8387 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 8589 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 8791 Section 4.1. Representations and Warranties of the Borrower. 8791 Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. 96100 i USActive 60440347.1460440347.19 TABLE OF CONTENTS (continued) Page Section 4.3. Representations and Warranties of the Collateral Manager. 97101 Section 4.4. Representations and Warranties of the Collateral Custodian. 99104 Section 4.5. Representations and Warranties of the Seller. 100105 ARTICLE V. GENERAL COVENANTS 101105 Section 5.1. Affirmative Covenants of the Borrower. 101105 Section 5.2. Negative Covenants of the Borrower. 107111 Section 5.3. Affirmative Covenants of the Collateral Manager. 109113 Section 5.4. Negative Covenants of the Collateral Manager. 113117 Section 5.5. Affirmative Covenants of the Collateral Custodian. 114119 Section 5.6. Negative Covenants of the Collateral Custodian. 115119 Section 5.7. Covenants of the Seller. 115119 ARTICLE VI. COLLATERAL MANAGEMENT 116120 Section 6.1. Designation of the Collateral Manager. 116120 Section 6.2. Duties of the Collateral Manager. 116120 Section 6.3. Authorization of the Collateral Manager. 118122 Section 6.4. Collection of Payments; Accounts. 118122 Section 6.5. Realization Upon Defaulted or Delinquent Loans. 119124 Section 6.6. [Reserved]. 120124 Section 6.7. Payment of Certain Expenses by Collateral Manager. 120124 Section 6.8. Reports. 120124 Section 6.9. Annual Statement as to Compliance. 121126 Section 6.10. The Collateral Manager Not to Resign. 122126 Section 6.11. Collateral Manager Defaults. 122126 ARTICLE VII. THE COLLATERAL CUSTODIAN 122127 Section 7.1. Designation of Collateral Custodian. 122127 Section 7.2. Duties of Collateral Custodian. 123127 Section 7.3. Merger or Consolidation. 127131 Section 7.4. Collateral Custodian Compensation. 127131 Section 7.5. Collateral Custodian Removal. 127132 Section 7.6. Limitation on Liability. 128132 Section 7.7. Resignation of the Collateral Custodian. 130134 Section 7.8. Release of Documents. 130134 Section 7.9. Return of Underlying Instruments. 131135 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. 131136 ii USActive 60440347.1460440347.19 TABLE OF CONTENTS (continued) Page ARTICLE VIII. SECURITY INTEREST 132136 Section 8.1. Grant of Security Interest. 132136 Section 8.2. Release of Lien on Collateral. 133137 Section 8.3. Further Assurances. 133138 Section 8.4. Remedies. 133138 Section 8.5. Waiver of Certain Laws. 134139 Section 8.6. Power of Attorney. 135139 ARTICLE IX. EVENTS OF DEFAULT 135140 Section 9.1. Events of Default. 135140 Section 9.2. Remedies. 138142 ARTICLE X. INDEMNIFICATION 139143 Section 10.1. Indemnities by the Borrower. 139143 Section 10.2. Indemnities by the Collateral Manager. 142146 Section 10.3. Taxes. 143147 ARTICLE XI. THE ADMINISTRATIVE AGENT 143147 Section 11.1. Appointment. 143147 Section 11.2. Exculpatory Provisions. 144148 Section 11.3. Administrative Agent’s Reliance, Etc. 145149 Section 11.4. Credit Decision with Respect to the Administrative Agent. 145149 Section 11.5. Indemnification of the Administrative Agent. 145150 Section 11.6. Successor Administrative Agent. 146150 Section 11.7. Delegation of Duties. 146151 Section 11.8. Payments by the Administrative Agent. 147151 Section 11.9. Collateral Matters. 147151 Section 11.10. Erroneous Payments. 147152 ARTICLE XII. MISCELLANEOUS 150154 Section 12.1. Amendments and Waivers. 150154 Section 12.2. Notices, Etc. 151155 Section 12.3. Ratable Payments. 152156 Section 12.4. No Waiver; Remedies. 152156 Section 12.5. Binding Effect; Benefit of Agreement. 152156 Section 12.6. Term of this Agreement. 152156 iii USActive 60440347.1460440347.19 TABLE OF CONTENTS (continued) Page Section 12.7. Governing Law; Waiver of Jury Trial. 152157 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. 153157 Section 12.9. Costs and Expenses. 153157 Section 12.10. No Proceedings. 154158 Section 12.11. Recourse Against Certain Parties. 154158 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 155159 Section 12.13. Confidentiality. 156160 Section 12.14. Execution in Counterparts; Severability; Integration. 158162 Section 12.15. Waiver of Setoff. 158162 Section 12.16. Status of Lenders; Assignments by the Lenders. 158162 Section 12.17. Heading and Exhibits. 160164 Section 12.18. Intent of the Parties. 160164 Section 12.19. Recognition of the U.S. Special Resolution Regimes. 160164 iv USActive 60440347.1460440347.19

LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of May 23, 2024, by and among: NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., a Delaware limited liability company, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”); NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”); NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., a Delaware limited liability company, as the equityholder (the “Equityholder”) and as the seller (the “Seller”); EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender”, collectively, the “Lenders”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”); and WESTERN ALLIANCE TRUST COMPANY, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). R E C I T A L S WHEREAS, the Borrower has requested that the Lenders provide Commitments and make Advances (each as defined below) from time to time prior to the Revolving Period End Date (as defined below) for the general business purposes of the Borrower; WHEREAS, the Borrower has requested that the Collateral Manager act as the collateral manager of the Borrower and manage the Collateral (as defined below); WHEREAS, the Borrower and the Lenders have requested the Collateral Custodian to act as Collateral Custodian hereunder, with all covenants and agreements made by the Borrower herein being for the benefit and security of the Secured Parties; and the Collateral Custodian is willing to accept the trusts created hereby; and USActive 60440347.1460440347.19 reasonable fees and expenses or any other Person in respect of any other reasonable fees, expenses, or other payments (including indemnification payments). “Advance”: Each funding by the Lenders (including the Swingline Lender) hereunder (including each Loan Advance, each Swingline Advance and each advance made for the purpose of refunding the Swingline Lender for any Swingline Advances pursuant to Section 2.17(a)). “Advance Rate”: With respect to (a) any Broadly Syndicated Loan, 70%, (b) any First Lien Middle Market Loan, 67.5%, (c) any Recurring Revenue Loan, 55%, (d) any First Lien Last Out Loan, 45% and (e) any Second Lien Loan, 25%. “Advances Outstanding”: On any daydate of determination, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day; provided that, in each case, other than as explicitly set forth herein, if such Advances and repayments are denominated in an AvailableAlternative Currency other than Dollars, Advances Outstanding shall be measured in respect of the equivalent in Dollars of such amounts, determined by the Borrower (or the Collateral Manager on its behalf)Administrative Agent using the Applicable ExchangeSpot Rate. “Affected Party”: The Administrative Agent, each Lender, all assignees and participants of each Lender and any sub-agent of the Administrative Agent. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (A) zero and (B) the least of: (a) an amount equal to (i) the product of (x) the Aggregate OLB on such date minus the Excess Concentration Amount on such date and (y) the Weighted Average Advance Rate, on such date, plus (ii) the amount on deposit in the Principal Collection Account on such date minus (iii) the greater of (x) zero and (y)(A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date; (b) an amount equal to (i) the Aggregate OLB on such date, minus (ii) the Required Minimum Equity Amount on such date, plus (iii) the amount on deposit in the Principal Collection Account on such date, minus (iv) the greater of (x) zero and (y) (A) the Unfunded Exposure Equity Amount on such date minus (B) the amount on deposit in the Unfunded Exposure Account on such date minus (v) the Excess Concentration Amount; and 3 USActive 60440347.1460440347.19 (c) an amount equal to (i) the Facility Amount as of such date, minus (ii) the greater of (x) zero and (y) (A) the Aggregate Unfunded Exposure Amount on such date, minus (B) the amount on deposit in the Unfunded Exposure Account on such date. “Aggregate OLB”: On any date of determination, the sum of the OLBs of all Eligible Loans on such date. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Agreement”: The meaning specified in the Preamble. “Alternative Currency”: Each Available Currency other than Dollars. “Alternative Currency Equivalent”: Subject to Section 2.5, for any amount, at the time of determination thereof, with respect to any amount expressed in Dollars, the equivalent of such amount thereof in the applicable Alternative Currency as determined by the Administrative Agent in its sole discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Anti-Corruption Laws”: (a) The U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Exchange Rate”: With respect to any AvailableAlternative Currency (other than Dollars) on any date of determination (x) for an actual currency exchange, the applicable currency--Dollar spot rate obtained by the Borrower (or the Collateral Manager on its behalf) on such date through customary banking channels or (y) if the Borrower (orCustodian through its FX desk at the time of such exchange, obtained upon the written direction of the Collateral Manager on its behalf) fails to obtain a spot rate pursuant to clause (x)or (y) for all other purposes, the applicable currency--Dollar spot rate provided (either by publication or otherwise provided or made available to the Administrative Agent) on the Thomson Reuters screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Dayobtained by the Collateral Manager through customary banking channels on such date. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, 4 USActive 60440347.1460440347.19 treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Reference Rate”: (a) With respect to any Advances denominated in Dollars, Daily Simple SOFR, (b) with respect to any Advances denominated in Canadian Dollars, Daily SimpleTerm CORRA for the applicable Interest Period, (c) with respect to any Advances denominated in GBP, Daily Simple SONIA or (d) with respect to any Advances denominated in Euros, EURIBORthe Eurocurrency Rate for the applicable Interest Period. “Applicable Spread”: 2.30From and including March 28, 2025, 2.05% per annum; provided that, upon the occurrence and during the existence of an Event of Default (including the occurrence of the Termination Date) the Applicable Spread will increase by 2.00% per annum. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Jurisdictions”: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Luxembourg, The Netherlands, Norway, Sweden, Switzerland, the United Kingdom and any other country added with the prior written consent of the Administrative Agent in its sole discretion. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent in its sole discretion. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. 5 USActive 60440347.1460440347.19

Administrative Agent that it has retained an Approved Valuation Firm to value such Loan, and such Approved Valuation Firm shall provide its value determination within fifteen (15) Business Days after the end of the applicable Assigned Value Challenge Cap Notice Period; (iii) in no event may the Assigned Value of any Loan determined by an Approved Valuation Firm exceed the applicable Assigned Value Challenge Cap; and (iv) the Borrower may only challenge such determination of its Assigned Value if, after giving effect to such challenge, the aggregate principal balance of Eligible Loans subject to such a challenge does not exceed 25.0% of the aggregate principal balance of Eligible Loans subject to Assigned Value Challengeable Events in the calendar quarter in which such challenge occurs (it being understood and agreed that all such calculations shall be based on the higher of the principal balance of the applicable Eligible Loans as of the first day of such quarter and the applicable calculation date). Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian and the Lenders. “Assigned Value Challenge Cap”: With respect to any Loan subject to a Value Adjustment Event, the Assigned Value that existed immediately prior to the start of the related Assigned Value Challenge Cap Notice Period. “Assigned Value Challenge Cap Notice Period”: With respect to any Loan, the period commencing on the date that the Administrative Agent gives notice to the Borrower and the Collateral Manager of a reduction in the Assigned Value of such Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” and ending on the date that is thirty (30) days following notice of such reduction. “Assigned Value Challengeable Events”: The meaning specified in the definition of “Assigned Value”. “Available Currency”: Dollars, Canadian Dollars, Euros and GBP. “Available Tenor”: As of any date of determination and with respect to any then-current Benchmark for any Available Currency, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.16(d). “Availability”: As of any day, an amount equal to the excess, if any, of (i) the Aggregate Borrowing Base minus (ii) the Advances Outstanding on such day; provided that at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. 8 USActive 60440347.1460440347.19 “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) zero, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) the Prime Rate in effect on such day. “Benchmark”: Initially, with respect to an Available Currency, the Applicable Reference Rate; provided that if a Benchmark Transition Event with respect to such Applicable Reference Rate has occurred, then “Benchmark” means, with respect to the Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such Available Currency, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16. “Benchmark Replacement”: With respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time and (b) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment”: With respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Available Currency at such time. “Benchmark Replacement Date”: The earlier to occur of the following events with respect to the then-current Benchmark for any Available Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark 9 USActive 60440347.1460440347.19 (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any other tenorAvailable Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: With respect to the then-current Benchmark for any Available Currency, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide anysuch Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Available Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or 10 USActive 60440347.1460440347.19 such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf ofthe regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that such Benchmark (or such component thereof) isor, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date”: Following the occurrence of a Benchmark Transition Event with respect to any then-current Benchmark for any Available Currency, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period”: With respect to any then-current Benchmark for any Available Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.16. “Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. 11 USActive 60440347.1460440347.19

“Borrower LLC Agreement”: The Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of the Closing Date, as the same may be amended, restated, modified or supplemented from time to time. “Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. “Borrowing Base Certificate”: A certificate, in the form of Exhibit A-4, setting forth, among other things, the calculation of the Borrowing Base as of each Measurement Date. “Borrowing Base Deficiency”: A condition occurring on any Measurement Date on which the Advances Outstanding exceed the Aggregate Borrowing Base. “Borrowing Base Deficiency (Currency)”: With respect to the Borrowing Base denominated in any Available Currency, a condition occurring on any Measurement Date on which, (a) as to the Canadian Dollar Borrowing Base, the Advances Outstanding in Canadian Dollars exceed the Canadian Dollar Borrowing Base, (b) as to the Dollar Borrowing Base, the Advances Outstanding in Dollars exceed the Dollar Borrowing Base, (c) as to the Euro Borrowing Base, the Advances Outstanding in Euros exceed the Euro Borrowing Base or (d) as to the GBP Borrowing Base, the Advances Outstanding in GBP exceed the GBP Borrowing Base. “Borrowing Bases”: Collectively, the Aggregate Borrowing Base, the Canadian Dollar Borrowing Base, the Dollar Borrowing Base, the Euro Borrowing Base and the GBP Borrowing Base. “Breakage Costs”: With respect to any Lender, any amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by the applicable Lender in such Lender’s reasonable discretion, but excluding the Applicable Spread) as a result of a payment by the Borrower of Advances Outstanding or Interest other than on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. For the avoidance of doubt, no Breakage Costs shall be due at any time that the Benchmark isin connection with a prepayment by the Borrower of any Daily Simple SOFRRFR Advance. “Broadly Syndicated Loan”: Any First Lien Loan (i) issued pursuant to an Underlying Instrument governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater (or equivalent in an Available Currency), (ii) with a related Obligor with EBITDA of at least $75,000,000 (or equivalent in an Available Currency) for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (iii) is publicly rated by both of S&P and Moody’s (or the related Obligor is rated by both of S&P and Moody’s) and no such rating is lower than “B3” in the case of Moody’s and “B-” in the case of S&P. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York,; Charlotte, North Carolina; or the United States location of the Collateral Custodian’s Corporate Trust Office; provided that, if 12 USActive 60440347.1460440347.19 any determination of a Business Day shall relate to an Advance bearing interest at (w), Daily Simple SOFR, the term “Business Day” shall also beexclude any day that is not a U.S. Government Securities Business Day, (x) Daily SimpleTerm CORRA, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Canadian Dollar deposits in Canadathat is not a CORRA Business Day, (y) Daily Simple SONIA, the term “Business Day” shall also exclude any date on which banks are not open for dealings in GBP deposits in the London interbank marketday that is not a SONIA Business Day and (z) EURIBORthe Eurocurrency Rate, the term “Business Day” shall also exclude any date on which banks are not open for dealings in Euro deposits in the euro interbank marketday that is not a Eurocurrency Business Day. For avoidance of doubt, if the offices of the Collateral Custodian are authorized by applicable law, regulation or executive order to close on any day but such offices remain open on such day, such day shall not be a “Business Day. ” “Canadian Dollar Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Canadian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Canadian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Canadian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Canadian Dollars that are Principal Collections on deposit in the Canadian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Canadian Dollars minus (ii) the amount of Canadian Dollars that are Unfunded Exposure Collections on deposit in the Canadian Dollar Account. “Canadian Dollars”: The lawful currency for the time being of Canada. “Cash”: Cash or legal currency of the United States as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: Any of the following: 13 USActive 60440347.1460440347.19 otherwise would be considered available for general corporate purposes in the reasonable determination of the Collateral Manager and (v) the Availability). “Collateral Manager Termination Notice”: The meaning specified in Section 6.11 “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: With respect to the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts). “Conforming Changes”: With respect to the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base RateBusiness Day,” the definition of “U.S. Government Securities Business Day,” the definition of “CORRA Business Day,” the definition of “SONIA Business Day,” the definition of “Eurocurrency Business Day,” the definition of “Accrual Period”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Control”: The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Commitment”: With respect to each Revolving Lender, the commitment of such Lender to make Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the dollar amount set forth opposite such Revolving Lender’s name on Annex B hereto or the amount set forth as such Revolving 17 USActive 60440347.1460440347.19 Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Revolving Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (i) the amount of such reduction multiplied by (ii) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On any date (a) on or prior to the second anniversary of the Closing Date, the Asset Rejection Percentage is less than or equal to 50%, and (i) if such date is on or prior to the first anniversary of the Closing Date, 2.00% or (ii) if such date is after the first anniversary of the Closing Date, a percentage equal to the product of (x) the number of days remaining until the two-year anniversary of the Closing Date divided by 365 and (y) 1.00% and (b) where either the Asset Rejection Percentage is greater than 50% or such date is after the second anniversary of the Closing Date, zero percent. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Corporate Trust Office”: The designated corporate trust office of the Collateral Custodian specified on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent. “CORRA”: A rate equal to the Canadian Overnight Repo Rate Average as administered by the CORRA Administrator. “CORRA Administrator”: The Bank of Canada, (or anya comparable or successor administrator) approved by the Administrative Agent. “CORRA Administrator’s Website”: The website of the CORRA Administrator, currently at https://www.bankofcanada.ca, or any successor source for the Canadian Overnight Repo Rate Average identified as such by the CORRA Administrator from time to time. “CORRA Determination Day”: The meaning specified in the definition of “Daily Simple CORRA.” “CORRA Rate Day”: The meaning specified in the definition of “Daily Simple CORRA.”Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in Toronto. 18 USActive 60440347.1460440347.19

“Covenant Compliance Period”: The period beginning on the Closing Date and ending on the date on which all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted). “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit and Collection Policy”: The written credit policies and procedures manual of the Collateral Manager set forth on Schedule IV, as such credit and collection policy may be as amended or supplemented from time to time in accordance with Section 5.1(h). “Daily Simple CORRA”: For any day (a “CORRA Rate Day”), a rate per annum equal to the greater of (a) CORRA for the day (such day, a “CORRA Determination Day”) that is five (5) Business Days prior to (i) if such CORRA Rate Day is a Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not a Business Day, the Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s Website and (b) the Floor. If by 5:00 p.m. (Toronto time) on the second (2nd) Business Day immediately following any CORRA Determination Day, CORRA in respect of such CORRA Determination Day has not been published on the CORRA Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Day will be CORRA as published in respect of the first preceding Business Day for which such CORRA was published on the CORRA Administrator’s Website; provided that CORRA as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple CORRA for no more than three (3) consecutive CORRA Rate Days; provided further that in no event shall Daily Simple CORRA determined pursuant to this sentence be less than the Floor. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to Borrower.RFR Advance”: Any Advance that bears interest at a rate based on Daily Simple SOFR or Daily Simple SONIA. “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR 19 USActive 60440347.1460440347.19 Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further that in no event shall Daily Simple SOFR determined pursuant to this sentence be less than the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SONIA”: For any day (a “SONIA Rate Day”), a rate per annum equal to the greater of (a) SONIA for the day (such day, a “SONIA Determination Day”) that is five (5) SONIA Business Days prior to (i) if such SONIA Rate Day is a SONIA Business Day, such SONIA Rate Day or (ii) if such SONIA Rate Day is not a SONIA Business Day, the SONIA Business Day immediately preceding such SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (London time) on the second (2nd) SONIA Business Day immediately following any SONIA Determination Day, SONIA in respect of such SONIA Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SONIA has not occurred, then SONIA for such SONIA Determination Day will be SONIA as published in respect of the first preceding SONIA Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided that any SONIA determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3) consecutive SONIA Rate Days; provided further that in no event shall Daily Simple SONIA determined pursuant to this sentence be less than the Floor. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances or participations in Swingline Advances required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit or (iv) is not Solvent or has become the subject of an Insolvency Proceeding, or has had a receiver, conservator, trustee or 20 USActive 60440347.1460440347.19 Custodian, the Collateral Manager and the Borrower of the inability of such Lender, as applicable, to obtain such Available Currency to make, fund or maintain any Advance. “Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Dollars on deposit in the Principal Collection Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Dollars minus (ii) the amount of Dollars on deposit in the Unfunded Exposure Account. “Dollar Equivalent”: Subject to Section 2.5, for any amount, at the time of determination thereof: (a) with respect to any amount denominated in Dollars, such amount; and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time in its sole discretion by reference to the most recent Spot Rate for such Alternative Currency (as determined as of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States. “EBITDA”: With respect to the Relevant Test Period with respect to the related Loan, the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the related Underlying Instruments, and in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the principal Obligor on such Loan and any parent or subsidiary that is obligated pursuant to the Underlying Instruments for such Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) unallocated depreciation and amortization for such Relevant Test Period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) and any other item the Borrower and the Administrative Agent mutually deem to be appropriate; provided that, with respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available. “Elevation”: An elevation of a Closing Date Participation Interest in accordance with the terms of the related participation agreement. “Elevation Date”: The date on which an Elevation occurs with respect to a Closing Date Participation Interest. 22 USActive 60440347.1460440347.19 (j) such Loan (i) was originated and underwritten, or purchased and re-underwritten, by the Borrower or any of its Affiliates in accordance with the Credit and Collection Policy and (ii) is fully documented; (k) (i) the Borrower has good and marketable title to, and is the sole owner of, such Loan, and (ii) the Borrower has granted to the Administrative Agent a valid and perfected first-priority (subject to Permitted Liens) security interest in the Loan and Underlying Instruments, for the benefit of the Secured Parties; (l) such Loan, and any payment made with respect to such Loan, is not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis (subject only to customary carve-outs); (m) (x) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition, transfer or performance by the Borrower of such Loan and (y) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the borrowing or performance by the related Obligor of such Loan (unless the failure to do so could not be reasonably expected to have a material adverse effect), in each case have been duly obtained, effected or given and are in full force and effect; (n) such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred to the Borrower, and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative Agent, violates, conflicts with or contravenes in any material respect any Applicable Law or any contractual or other restriction, limitation or encumbrance binding on the Borrower; (o) such Loan requires the related Obligor to pay customary maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the related, underlying collateral of such Loan; (p) such Loan has an original term to stated maturity as of the Purchase Date that does not exceed ten (10) years; (q) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments; (r) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the applicable interest rate index (including any Partial PIK Loan), such applicable interest rate index plus 2.302.15% per annum, (B) if such Loan has a floating interest rate based on the Prime 24 USActive 60440347.1460440347.19

414(c) of the Code) with the Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower. “EURIBOR”: For any day during the applicable Accrual Period with respect to each Advance denominated in Euros, the greater of (I) the Floor and (II) (a) the rate per annum appearing on Reuters Screen EURIBOR01 Page (or any successor or substitute page) as the euro interbank offered rate administered by the European Money Market Institute (or any other person which takes over the administration of that rate) for deposits in Euros at approximately 11:00 a.m., London time, for such day; provided that, if such day is not a Business Day, the immediately preceding Business Day, for a three-month maturity; and (b) if no rate specified in clause (II)(a) of this definition so appears on Reuters Screen EURIBOR01 Page (or any successor or substitute page), the interest rate per annum at which dollar deposits of €5,000,000 and for a three-month maturity are offered by the principal London office of Wells Fargo in immediately available funds in such interbank market at approximately 11:00 a.m., London time, for such day.The meaning specified in the definition of “Eurocurrency Rate”. “Euro” and “€”: The lawful currency of each state so described in any EMU Legislation introduced in accordance with the EMU Legislation. “Euro Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Euros in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Euro Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Euros as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Euros that are Principal Collections on deposit in the Euro Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Euros minus (ii) the amount of Euros that are Unfunded Exposure Collections on deposit in the Euro Account. “Eurocurrency Business Day”: With respect to Advances denominated in Euros, any TARGET Day. “Eurocurrency Rate”: For any Interest Period, with respect to Advances denominated in Euros, the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period of one month, at approximately 11:00 a.m. (Brussels time) on the applicable Eurocurrency Rate Determination Day and (ii) the Floor. “Eurocurrency Rate Determination Day”: With respect to any Interest Period relating to EURIBOR, two (2) Eurocurrency Business Days prior to the commencement of such Interest Period such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent; 27 USActive 60440347.1460440347.19 provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Event of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Excess Concentration Amount”: The greater of (a) zero and (b) the sum of (x) the aggregate OLB of all Non-First Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 20% and (ii) the applicable amount set forth in Annex C, (y) the aggregate OLB of all Second Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 15% and (ii) the applicable amount set forth in Annex C and (z) the amount by which the sum of the OLBs of all Eligible Loans made to such Obligor (including any Affiliate thereof) exceeds (i) if such Obligor is one of the two (2) largest Obligors (by aggregate OLB for such Obligor), the applicable amount set forth in Annex C, (ii) if such Obligor is one of the next three (3) largest Obligors (by aggregate OLB for such Obligor) other than those set forth in clause (i) above, the applicable amount set forth in Annex C, or (iii) otherwise, the applicable amount set forth in Annex C. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, (i) which amount is attributable to the reimbursement of payment by the Borrower or any Affiliate (other than from amounts on deposit in the Collection Account) of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets or (ii) which amount was deposited into the Collection Account in error. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or a Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(e). 28 USActive 60440347.1460440347.19 33 USActive 60440347.1460440347.19 P IR = the Advances Outstanding on such day; and = “Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC. “Interest”: For each Accrual Period, the sum of the amounts determined (with respect to each day during such Accrual Period) in accordance with the following formula: IR x P x 1 D where: D the Interest Rate for such day; = 360 days (or, to the extent the Interest Rate for such day is based on (x) Daily Simple CORRA or Daily Simple SONIA, 365 days or (y) the Base Rate, 365 or 366 days, as applicable).; provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collections”: All payments of interest, late fees, amendment fees, prepayment fees and premiums, extension fees, consent fees and waiver fees on Loans and Permitted Investments, including any payments of accrued interest received on the sale of Loans or Permitted Investments and all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition, in each case, received in cash by or on behalf of the Borrower or Collateral Custodian; provided that, Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections. “Interest Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Interest Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Interest Rate”: With respect to any day, a rate per annum equal to (a) the applicable Benchmark for such dayPeriod”: With respect to any Term Rate Advance, (x) in the case of the first Rollover Date for such Advance, the period commencing on and including the Funding Date of such Advance to but excluding such Rollover Date and (y) in the case of any subsequent Rollover Date, the one-month period commencing on and including the prior Rollover Date and ending on but excluding such Rollover Date; provided, that: (a) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided further that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (b) no Interest Period shall extend beyond the Termination Date; and (c) there shall be no more than twenty (20) Interest Periods in effect at any time. “Interest Rate”: (a) The Benchmark plus (b) the Applicable Spread for such day; provided that, (x) for any day after the occurrence and during the continuance ofif a Lender shall have notified the Administrative Agent that a Disruption Event has occurred with respect to an Available Currency, then, with respect to the “Interest Rate” on that portion of the Advances Outstanding owing to the affectedsuch Lender accruing interest at the Benchmark applicable Benchmarkto such Available Currency or (y) during a Benchmark Unavailability Period with respect to the then-current Benchmark for an Available Currency, “Interest Rate” with respect to the Advances Outstanding that bear interest at a rate based on such Benchmark shall mean a rate per annum equal to (x) the Base Rate for such day plus (y) the Applicable Spread until such Lender shall have notified the Administrative Agent that such 34 USActive 60440347.1460440347.19

Disruption Event or Benchmark Unavailability Period, as applicable, has ceased, at which time the Interest Rate shall again be equal to the Benchmark for such Available Currency for such daydate plus the Applicable Spread. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit I to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Closing Date, as contemplated by Section 2.1(c). “Last Out Attachment Ratio”: With respect to any Eligible Loan as of any date of determination, an amount equal to the Net Senior Leverage Ratio. “Lenders”: The meaning specified in the Preamble, including Wells Fargo Bank, National Association, and each financial institution which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Administrative Agent and the Borrower as contemplated by Section 2.1(c). For the avoidance of doubt, the Swingline Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder. “Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. “Loan”: Any loan (including any Closing Date Participation Interest) which represents an obligation of the relevant Obligor that is (a) sourced or originated by the Seller or any of its Affiliates and which the Borrower acquires or (b) which the Borrower originates or acquires from a third party in the ordinary course of its business; provided that, any such loan is similar to those typically made to a commercial client or syndicated, sold or participated to a commercial bank or institutional loan investor or other financial institution in the ordinary course of business. “Loan Advance”: The meaning specified in Section 2.1(a). “Loan Checklist”: An electronic or hard copy, as applicable, of a checklist in the form of Exhibit M delivered by or on behalf of the Borrower to the Collateral Custodian for each Loan of the related Loan File, including all related Required Loan Documents, which shall also specify whether such document is an original or a copy. “Loan File”: For each Loan, the following documents or instruments (in each case, as set forth in the related Loan Checklist): 35 USActive 60440347.1460440347.19 under, or otherwise with respect to, any Transaction Document or any other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to a request by the Borrower). “Partial PIK Loan”: A Loan which at the time of contribution to the Borrower (i) allows for any portion of the interest accrued for a specified period of time or until the maturity thereof is, at the option of the Obligor or pursuant to conditions specified (in each case, under the related loan agreement and without default), added to the principal balance of such Loan or otherwise deferred rather than being paid in cash and (ii) a portion of interest accruing thereon is contractually required to be paid in cash and such cash interest accrues at a rate equal to or in excess of (a) the applicable interest rate index plus 2.302.15% if such Loan is a floating rate loan pursuant to the loan agreement for such Loan, (b) the applicable prime rate if such Loan is a floating rate loan with an interest rate based on the applicable prime rate, and (c) 6.00% if such Loan is a fixed rate loan; provided that, any Partial PIK Loan that is a floating rate loan and has a minimum contractual cash coupon of not less than the applicable interest rate index plus 4.00% shall not be considered a Partial PIK Loan for purposes of clause (fcc) of the definition of “Eligible Loan”. “Partially Eligible Loan”: Any Loan which meets each of the criteria listed in the definition of “Eligible Loan” other than clause (B) of such definition, whether or not rejected by the Administrative Agent pursuant to such clause (B). “Participant Register”: The meaning specified in Section 12.16(b). “Participation Interest”: An undivided 100% participation in a loan originated by a bank or financial institution that, at the time of acquisition, or the Borrower’s commitment to acquire the same, satisfies each of the following criteria: (i) such participation would constitute a Loan were it acquired directly, (ii) the selling institution is a lender on the loan, (iii) the aggregate participation in the loan granted by such selling institution to any one or more participants does not exceed the principal amount or commitment with respect to which the selling institution is a lender under such loan, (iv) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the selling institution holds in the loan or commitment that is the subject of the participation, (v) the entire purchase price for such participation is paid in full (without the benefit of financing from the selling institution or its affiliates) at the time of the Borrower’s acquisition (or, to the extent of a participation in the unfunded commitment under a Revolving Loan or Delayed Draw Loan, at the time of the funding of such loan), (vi) the participation provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the loan participation and (vii) such participation is documented under a Loan Syndications and Trading Association, Loan Market Association or similar agreement standard for loan participation transactions among institutional market participants. For the avoidance of doubt, a Participation Interest shall not include a sub-participation in any loan. “Payment Date”: The sixth Business Day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in August 2024. 42 USActive 60440347.1460440347.19 assignment of such Loan to the applicable Secured Party that, to the extent required by the Underlying Instruments, is counter-signed by the applicable underlying administrative agent, (iv) a copy of the loan register held by the administrative agent for such Loan showing that the applicable Secured Party is the lender of record with respect to such Loan, or (v) a copy of the executed credit or loan agreement to which the applicable Secured Party was an original signatory (which includes such Secured Party’s commitment). “Required Minimum Equity Amount”: On any day, the greater of (x) the applicable amount set forth in Annex C and (y) the aggregate OLB of the Loans of the three (3) largest Obligors forming part of the Collateral. “Required Reports”: Collectively, the Borrowing Base Certificate, the financial statements of Obligors and the Equityholder and the annual statements as to compliance and the annual Independent public accountant’s report. “Responsible Officer”: With respect to any Person, any duly authorized officer, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and with respect to the Collateral Custodian, an officer to whom a corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this transaction. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revaluation Date”: Subject to Section 2.5, with respect to any Advance denominated in an Alternative Currency, each of the following: (i) the Funding Date of such Advance but only as to the amounts so borrowed on such date, (ii) each date of a Rollover of such Advance pursuant to the terms of this Agreement, but only as to the amounts so renewed on such date, and (iii) such additional dates as the Administrative Agent shall determine. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Lender”: Each Lender with a Commitment to fund Advances other than Swingline Advances. 49 USActive 60440347.1460440347.19 “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date. “Revolving Period End Date”: The earlier to occur of (a) May 21, 2027the three-year anniversary of the Second Amendment Closing Date (as such date may be extended pursuant to Section 2.3(c)) and (b) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “Rollover”: The renewal of all or any part of any Term Rate Advance upon the expiration of the applicable Interest Period with respect thereto. “Rollover Date”: The date that is one (1) Business Day after the immediately preceding Determination Date. “S&P”: S&P Global Ratings (or its successors in interest). “Sale Agreement”: The Loan Sale Agreement, dated as of the Closing Date, between the Seller, as seller, and the Borrower, as purchaser, as the same may be amended, modified, waived, supplemented or restated from time to time. “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. “Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or executive order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other Governmental Authorities with jurisdiction over any Borrower, the Collateral Manager, any Equityholder or any of their respective Subsidiaries. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) on any list of targets identified or designated pursuant to any Sanctions, including those listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List and OFAC’s Consolidated Non-SDN List; (b) a legal entity that is a Sanctions 50 USActive 60440347.1460440347.19 target based on the ownership or control of such legal entity by Sanctioned Person(s); or (c) the target of or subject to any territorial or country-based Sanctions program (as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic). “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Second Amendment Closing Date”: March 31, 2025. “Second Lien Loan”: Any Loan that (x)(i) is secured by a pledge of collateral which security interest is validly perfected and second priority security under Applicable Law (subject to Liens permitted by the applicable Underlying Instruments), (ii) is either pari passu or second priority in right of payment with the Indebtedness of the holders of the first priority security interest and (iii) pursuant to an intercreditor agreement between the Borrower and the holder of such first priority security interest, the amount of Indebtedness covered by such first priority security interest is limited in terms of aggregate outstanding amount or percent of outstanding principal or (y) is designated by the Administrative Agent as a “Second Lien Loan” on the related Approval Notice. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent and (iii) the Collateral Custodian. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent and Western Alliance Trust Company, N.A., as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time. “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Seller”: The meaning specified in the Preamble. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or any successor administrator). 51 USActive 60440347.1460440347.19 “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day”: The meaning specified in the definition of “Daily Simple SOFR.” “SOFR Rate Day”: The meaning specified in the definition of “Daily Simple SOFR.” “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “SONIA”: A rate equal to the sterling overnight index average as administered by the SONIA Administrator. “SONIA Administrator”: The Bank of England (or any successor administrator of the sterling overnight index average). “SONIA Administrator’s Website”: The Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the sterling overnight index average identified as such by the SONIA Administrator from time to time. “SONIA Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in London. “SONIA Determination Day”: The meaning specified in the definition of “Daily Simple SONIA”. “SONIA Rate Day”: The meaning specified in the definition of “Daily Simple SONIA”. “Special Purpose Provisions”: The meaning specified in the Borrower LLC Agreement. “Spot Rate”: Subject to Section 2.5, for any Alternative Currency, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Alternative 52 USActive 60440347.1460440347.19 Currency with another currency at a time selected by the Administrative Agent in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent. “Spread”: In the case of each Loan that is a floating rate loan that bears interest at a spread over the applicable benchmark as provided for in its related loan agreement, the current cash pay interest rate spread (for avoidance of doubt, excluding any non-cash interest or paid-in-kind interest) on such Loan above such applicable benchmark. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Swingline Advance”: Any swingline advance made by the Swingline Lender to the Borrower pursuant to Section 2.1, and all such swingline advances collectively as the context requires. For the avoidance of doubt, unless otherwise specified a Swingline Advance shall constitute an Advance hereunder. “Swingline Commitment”: The commitment of the Swingline Lender to fund Swingline Advances, subject to the terms and conditions herein, in an amount not greater than (a) after the joinder of the first additional Lender to this Agreement after the Closing Date (if any), $50,000,000 (without regard to any future reimbursement of Swingline Advances by the Revolving Lenders) or (b) otherwise, $0, in each case as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement; provided that Swingline Advances may only be funded in Dollars. The Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a Revolving Lender hereunder, and is not in addition thereto. “Swingline Lender”: Wells Fargo Bank, National Association in its capacity as swingline lender hereunder or any successor thereto. “Swingline Refund Date”: The meaning specified in Section 2.17(a). “T2”: The real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day”: Any day on which T2 is open for the settlement of payments in Euros. “Taxes”: Any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term CORRA”: For any Interest Period with respect to Advances denominated in Canadian Dollars, the greater of (i) the sum of (x) the Term CORRA Reference Rate for a 53 USActive 60440347.1460440347.19 period of one month, at approximately 10:00 a.m. (Toronto time) on the day (such day, a “Term CORRA Determination Day”) that is two (2) CORRA Business Days prior to the first day of such Interest Period as such Term CORRA Reference Rate is published by the Term CORRA Administrator plus (y) the Term CORRA Adjustment and (ii) the Floor. If, by 5:00 p.m. (Toronto time) on any Term CORRA Determination Day, the Term CORRA Reference Rate for a period of one month has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for a period of one month as published by the Term CORRA Administrator on the first preceding CORRA Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding CORRA Business Day is not more than three (3) CORRA Business Days prior to such Term CORRA Determination Day; provided further that in no event shall Term CORRA determined pursuant to this sentence be less than the Floor. “Term CORRA Adjustment”: A percentage equal to 0.29547% (29.547 basis points) per annum. “Term CORRA Administrator”: CanDeal Benchmark Administration Services Inc. (“CanDeal”) or, in the reasonable discretion of Administrative Agent, TSX Inc. or an affiliate of TSX Inc. as the publication source of the CanDeal/TMX Term CORRA benchmark that is administered by CanDeal (or a successor administrator of the Term CORRA Reference Rate selected by Administrative Agent in its reasonable discretion). “Term CORRA Determination Day”: The meaning specified in the definition of “Term CORRA.” “Term CORRA Reference Rate”: The forward-looking term rate based on CORRA. “Term Rate Advance”: Any Advance that bears interest at a rate based on Term CORRA or the Eurocurrency Rate. “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Leverage Ratio” or comparable definition, the ratio of (i) the total Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting 54 USActive 60440347.1460440347.19 covenant made before and after giving effect to such change in generally accepted accounting principles; (p) neither the Administrative Agent nor the Collateral Custodian warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, Daily Simple SONIA, Term CORRA, the Eurocurrency Rate, or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.16, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR such Benchmark, Daily Simple SONIA, Term CORRA, the Eurocurrency Rate, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service;. (q) for purposes of calculating the Aggregate Borrowing Base and Unfunded Exposure Amount on any date of determination, the Aggregate Borrowing Base and Unfunded Exposure Amount of the applicable Loans (or Advances) shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate and for purposes of determining the existence or occurrence of any Borrowing Base Deficiency, the Advances Outstanding shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate; and (r) (i) all Canadian Dollars will be deposited into the Canadian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Canadian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (ii) all Euros will be deposited into the Euro Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Euro Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same and (iii) all GBP will be deposited into the GBP Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the GBP Account as Principal Collections, Interest 60 USActive 60440347.1460440347.19 shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a representation letter in the form of Exhibit I. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in such Revolving Lender’s Commitment and those terms set forth on Annex C shall be revised as set forth therein in accordance with such increase. The Borrower, or the Collateral Manager on its behalf, may at any time request Annex C to be revised so long as it has received prior written consent from the Administrative Agent and the Required Lenders. (e) Advances to be made for the purpose of refunding Swingline Advances shall be made by the Revolving Lenders as provided in Section 2.17. Section 2.2. Procedures for Advances by the Lenders. (a) Subject to the limitations set forth herein, the Borrower may request a Loan Advance or Swingline Advance from the Lenders by delivering to the Lenders at certain times the information and documents set forth in this Section 2.2. (b) (x) With respect to any Swingline Advance, no later than 3:00 p.m. on the proposed Funding Date, and (y) with respect to any other Advance (A) if the Advance is denominated in Dollars, (I) prior to the Initial Syndication Date, no later than 3:00 p.m. on the proposed Funding Date and (II) on or after the Initial Syndication Date, no later than 3:00 p.m. one (1) Business Day prior to the proposed Funding Date and (B) if the Advance is denominated in an Available Currency other than Dollars, no later than 3:00 p.m. at least three (3) Business Days prior to the proposed Funding Date (or, in each case, such shorter time period as is acceptable to the Administrative Agent), the Borrower (or the Collateral Manager on its behalf), shall deliver: (i) to the Administrative Agent (with a copy to each Revolving Lender and/or Swingline Lender) and the Collateral Custodian a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof; (ii) to the Administrative Agent a description of the Obligor and the Loan(s) to be funded by the proposed Advance; (iii) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; (iv) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice which shall (a) specify whether such Advance is a Loan Advance or a Swingline Advance and the desired amount of such Advance, which amount shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and must be at least equal to $500,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Loan(s) to be financed on 62 USActive 60440347.1460440347.19 effect to the Advance requested), the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(b) as if the Revolving Period were still in effect and notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) would exist. (f) Notwithstanding anything to the contrary contained in this Section 2.2, the Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting Exposure (after giving effect to the application of funds pursuant to Section 2.17(a)(ii)) with respect to any such Defaulting Lender. (g) Each Term Rate Advance shall automatically Rollover upon the termination of each applicable Interest Period without notice from the Borrower until repaid. On each Rollover Date, all Term Rate Advances in the same Available Currency that are outstanding on such Rollover Date shall, whether or not they are separate Term Rate Advances prior to such Rollover Date, be combined into a single Term Rate Advance in such Available Currency with one (1) Interest Period related to such Term Rate Advance. Section 2.3. Reduction of the Facility Amount; Optional Repayments. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least (x) ten (10) Business Days prior to such termination of the Facility Amount in whole and (y) one (1) Business Day prior to such reduction of the Facility Amount in part; (ii) any partial reduction of the Facility Amount shall be in an amount equal to $2,500,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) and in integral multiples of $250,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) in excess thereof; and (iii) in the case of such termination or reduction on or prior to the second anniversary of the Closing Date other than in connection with (i) a refinancing using the proceeds of any (a) other financing in which the Administrative Agent or an Affiliate thereof holds at least 25% of the aggregate commitments of such replacement or other financing or (b) distributed capital markets offering or (ii) an amendment and restatement of this Agreement, the Borrower shall pay to the Administrative Agent the applicable Commitment Reduction Fee in accordance with Section 2.7 or Section 2.8, as applicable. Any request for a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.3(a). 64 USActive 60440347.1460440347.19 (b) The Borrower shall be entitled at its option, at any time, to reduce Advances Outstanding; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent, (A) if the Advances Outstanding are denominated in Dollars, (x) if Wells Fargo is the only Lender hereunder, no later than 3:00 p.m. on the proposed day of such reduction or (y) if Wells Fargo is not the only Lender hereunder, no later than 3:00 p.m. one Business Day prior to the reduction and (B) if the Advances Outstanding are denominated in an Available Currency other than Dollars, no later than 3:00 p.m. three (3) Business Days prior to the reduction, and (ii) any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) and in integral multiples of $100,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) in excess thereof. In connection with any such reduction of Advances Outstanding, the Borrower shall deliver to each Lender (1) instructions to reduce such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay the related accrued Interest and Breakage Costs, if any, in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(b) to the pro rata reduction of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) At any time after the nine-month anniversary of the Closing Date and on or prior to the date set forth in clause (a) of the definition of “Revolving Period End Date,” the Borrower may make a request to the Lenders to extend the date set forth in clause (a) of the definition of “Revolving Period End Date” (and in accordance therewith, the Facility Maturity Date shall be automatically extended) for an additional period of one (1) year (or such shorter period as determined by the Collateral Manager). Each Lender shall have the right in its sole discretion to approve or deny any such extension request. Upon written notice from the Administrative Agent and each Lender agreeing to such extension, the Revolving Period shall be extended to such date as is approved by each Lender for all purposes hereof (and clause (a) of the definition of “Revolving Period End Date” shall be deemed amended). Section 2.4. Determination of Interest and Non-Usage Fee. The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) and the Non-Usage Fee (including any previously accrued and unpaid Non-Usage Fee) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager thereof on the third Business Day prior to such Payment Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have, in consultation with the Collateral Manager, the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such 65 USActive 60440347.1460440347.19

Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Interest due on any Payment Date shall be calculated on the Determination Date immediately preceding such Payment Date using the Applicable Exchange Rate as of such Determination Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Section 2.5. [Reserved].Exchange Rates; Currency Equivalents; Daily Simple RFR Advances. (a) The Administrative Agent shall determine the Dollar Equivalent amount of each Advance denominated in an Alternative Currency. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of any Required Reports or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of Advances Outstanding in any Alternative Currency for purposes of the Transaction Documents (including, for the avoidance of doubt, calculation of the Non-Usage Fee) shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with the making, Rollover or prepayment of an Advance, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Advance is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. (c) Notwithstanding the foregoing provisions of this Section 2.5 or any other provision of this Agreement, in connection with Daily Simple RFR Advances in an Alternative Currency, the Spot Rate on the applicable Funding Date shall be the Spot Rate in effect as of the Revaluation Date applicable to the first Advance of any such Daily Simple RFR Advances in such Alternative Currency (or, if applicable, any later Revaluation Date pursuant to clause (iii) of the definition of “Revaluation Date”). Section 2.6. Principal Repayments. 66 USActive 60440347.1460440347.19 made on the basis of a year consisting of 360 days (other than calculations with respect to (x) Daily Simple CORRA or Daily Simple SONIA, which shall be based on a year consisting of 365 days or (y) the Base Rate and the Non-Usage Fee, which shall each be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs then due pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance, but excluding the Applicable Spread. Section 2.11. Fees. (a) The Collateral Manager on behalf of the Borrower shall pay or cause to be paid in accordance with Sections 2.7 and 2.8, the applicable Non-Usage Fee. (b) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7 and 2.8. (c) The Borrower shall pay to Cadwalader, Wickersham & Taft LLP as counsel to the Administrative Agent on the Closing Date, its reasonable estimated fees and out-of-pocket expenses through the Closing Date, and shall pay all additional reasonable fees and out-of-pocket expenses of Cadwalader, Wickersham & Taft LLP required to be paid by the Borrower hereunder and on the immediately following Payment Date after its receipt of an invoice therefor in accordance with the terms of Section 2.7 or 2.8, as applicable. Section 2.12. Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case, adopted, made or implemented after the Closing Date, shall (a) subject any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement 74 USActive 60440347.1460440347.19 implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.16(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.16. For the avoidance of doubt, the Collateral Custodian shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of the then-applicable Benchmark (or other applicable Benchmark Replacement), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Transition Start Date or Benchmark Unavailability Period, (ii) to select, determine or designate any Benchmark Replacement, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. The Collateral Custodian shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the then-applicable Benchmark (or other applicable Benchmark Replacement) and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Eurocurrency Rate or Term CORRA) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. 83 USActive 60440347.1460440347.19 (e) (d) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrower may revoke any pending request for an Advance denominated in the applicable Available Currency to be made during any Benchmark Unavailability Period. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not availablean Available Tenor, the Base Rate shall be used instead of such Benchmark to calculate Interest with respect to the Advances Outstanding that bear interest at a rate based on such Benchmark. Section 2.17. Refunding of Swingline Advances. (a) Each Swingline Advance shall be refunded by the Revolving Lenders on the next Business Day following the date of such Swingline Advance (each such date, a “Swingline Refund Date”). Such refundings shall be made by the Revolving Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Advances of the Revolving Lenders on the books and records of the Administrative Agent. Each Revolving Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline Refund Date. (b) The Borrower shall repay to the Swingline Lender, within ten (10) days of demand, the amount of such Swingline Advances to the extent amounts received from the Revolving Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded pursuant to Section 2.20(a). Such repayments by the Borrower shall not be required to comply with minimum notice and amount requirements otherwise applicable under Section 2.3(b). Each Revolving Lender acknowledges and agrees that its obligation to refund Swingline Advances in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 3.2. Further, each Revolving Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Advances pursuant to this Section, an Insolvency Event relating to the Borrower or the Seller shall have occurred, each Revolving Lender shall, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Revolving Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Revolving Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Revolving Lender’s participating interest in a Swingline Advance, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s participating interest was outstanding and funded). 84 USActive 60440347.1460440347.19

Reporting Date, the date of any reduction pursuant to Section 2.3 and on each Funding Date pursuant to Section 2.2(b)(ii), a Borrowing Base Certificate showing each Borrowing Base as of such date, certified as complete and correct by a Responsible Officer of the Collateral Manager. Each Borrowing Base Certificate delivered on a Reporting Date pursuant to this Section 6.8(f) shall further include the Applicable Exchange Rate as of such date. Section 6.9. Annual Statement as to Compliance. The Collateral Manager will provide to the Administrative Agent, within 120 days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2024, a fiscal report signed by a Responsible Officer of the Collateral Manager certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Default has occurred and is continuing or, if any such Collateral Manager Default has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Default. Section 6.10. The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. Section 6.11. Collateral Manager Defaults. Upon the occurrence of a Collateral Manager Default (unless waived by the Required Lenders in writing), notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to the Collateral Custodian (such notice, a “Collateral Manager Termination Notice”), may, in its sole discretion, terminate all of the rights and obligations of the Collateral Manager as Collateral Manager under this Agreement. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate the servicing, administering and collection of the Collateral; provided that, until any such assumption or delegation, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as Collateral Manager hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information as may be reasonably requested by the Administrative Agent to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof and (C) take all other actions requested by the 129 USActive 60440347.1460440347.19